SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

FIDELITY SELECT PORTFOLIOS:
IT SERVICES PORTFOLIO

Dear Shareholder:

A special meeting of shareholders of IT Services Portfolio will be held on June 14, 2023. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund.

Proxy campaigns are costly, so your timely vote will help to control proxy expenses that are borne by shareholders. This package contains important information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal to modify the fundamental industry concentration policy for IT Services Portfolio is in the best interests of shareholders. They recommend that you approve this proposal.

The following Q&A is provided to assist you in understanding the proposal. They are also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is included with the proxy materials. To cast your vote, you may:

●	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,
OR
●	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,
OR
●	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity using the contact information located in the table in the enclosed Q&A. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely, Robert A. Lawrence Chair

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We’ve provided a brief overview of the proposal to be voted upon below. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

As more fully described in the attached proxy statement, shareholders of IT Services Portfolio are being asked to modify the fund’s fundamental industry concentration policy to align it with the fund’s new name, Enterprise Technology Services Portfolio, and investment mandate.

Has the fund’s Board of Trustees approved this proposal?

Yes. The Board of Trustees has carefully reviewed and approved the proposal. The Board of Trustees unanimously recommends that you vote in favor of modifying the fund’s fundamental industry concentration policy by approving this proposal.

Q1. What changes are happening to the fund?

The Board of Trustees approved changing the fund’s investment mandate to enterprise technology services to better reflect how the “information technology” industry has changed over time. The fund will continue to invest in the information technology industries and will expand to also include human capital management software companies, data processing and outsourced services, and transaction and payment processing services. Although shareholders will be separately notified of these changes, their approval is not required.

As a result, effective June 1, 2023, IT Services Portfolio will be repositioned to an enterprise technology services fund, which involves changing the fund’s name to Enterprise Technology Services Portfolio, certain changes to investment policies, and changing the fund’s supplemental benchmark.

Q2. Why am I being asked to vote?

Currently, IT Services Portfolio has an industry concentration policy to invest at least 25% of the fund’s total assets in the information technology industries. Because this policy is fundamental, it can only be changed by shareholder approval. As a result of the changes described above, shareholders are being asked to modify the fund’s industry concentration policy to invest at least 25% of the fund’s total assets in the enterprise technology services industry to align the policy with the fund’s new name and investment mandate.

Q3. Will the other fund changes occur if shareholders don’t approve the proposal to modify the fund’s industry concentration policy?

Yes, IT Services Portfolio will be repositioned to an enterprise technology services fund effective June 1, 2023, regardless of whether shareholders approve the proposal, and the fund will continue to be managed consistent with its existing concentration policy.

Q4. What additional considerations are there if shareholders don’t approve the proposal to modify the policy?

If the proposal to modify the fund’s industry concentration policy is not approved by shareholders, IT Services Portfolio will be constrained by the requirements of its current policy. This would limit the fund’s ability to fully align with its new mandate, enterprise technology services. It’s important to note that if the proposal to modify the policy is not approved, the fund’s current concentration policy will put restrictions on the investment process and require substantial repositioning of fund holdings, resulting in additional costs to shareholders.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the policy modifications are not approved?

To facilitate receiving a sufficient number of votes, we may need to take further action. Computershare Fund Services, a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls, as well as increased expenses for the fund.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

General Questions on the Proxy

Who is Computershare Fund Services?

Computershare Fund Services is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not met, the meeting may adjourn to a future date. The campaign attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is April 17, 2023.

How do I vote my shares?

Voting is quick and easy. Everything you need is enclosed. To cast your vote, you may:

●	Vote your shares by visiting the web site indicated on your proxy card(s), enter the control number found on the card(s) and follow the on-line instructions,
OR
●	Vote your shares by calling the toll-free number indicated on your proxy card(s), enter the control number found on the card(s) and follow the recorded instructions,
OR
●	Vote your shares by completing the proxy card(s) enclosed in this package and returning the signed card(s) in the postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call Fidelity at the toll-free number on your proxy card or notice.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9909314.100 SELIT-PXL-0423

Important Notice Regarding the Availability of
Proxy Materials for the
Shareholder Meeting to be held on June 14, 2023

The Letter to Shareholders, Notice of Meeting, and
Proxy Statement are available at https://www.proxy-direct.com/Fidelity

IT Services PORTFOLIO
a FUND OF Fidelity SELECT PORTFOLIOS

245 Summer Street, Boston, Massachusetts 02210
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of IT Services Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of IT Services Portfolio (the fund), a series of Fidelity Select Portfolios (the trust), will be held on June 14, 2023, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

1.	To modify IT Services Portfolio’s fundamental concentration policy.

The Board of Trustees has fixed the close of business on April 17, 2023, as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
[___________]
Secretary

April 17, 2023

Your vote is important – please vote your shares promptly.

In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication at meetnow.global/MJQCCZG. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on June 9, 2023. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

Questions from shareholders to be considered at the Meeting must be submitted to Computershare at shareholdermeetings@computershare.com no later than 8:00 a.m. ET on Tuesday, June 13, 2023.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.
3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.
4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY SELECT PORTFOLIOS:
IT SERVICES PORTFOLIO

TO BE HELD ON JUNE 14, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of IT Services Portfolio (the fund) and at any adjournments thereof (the Meeting), to be held on June 14, 2023, at 8:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), the fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 17, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Computershare Fund Services (“Computershare”) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $1,000. The fund may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $500.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, the fund’s investment adviser is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Company LLC (FDC), the fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (UK) Limited, at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

1

One-third of the fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

As of January 31, 2023, there were [_______] shares of the fund issued and outstanding.

[As of January 31, 2023, the Trustees, Members of the Advisory Board (if any) and officers of the trust owned, in the aggregate, less than 1% of the fund’s outstanding shares.]

[To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.]

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on April 17, 2023, will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional amounts entitled to a proportional fractional vote.

For a free copy of the fund’s annual report for the fiscal year ended February 28, 2022, call 1-800-544-8544, visit Fidelity’s web site at www.fidelity.com, or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN will have the same effect as votes cast AGAINST the proposal.

2

PROPOSAL 1
TO MODIFY THE FUND’S FUNDAMENTAL
CONCENTRATION POLICY

The purpose of this proposal is to modify the fundamental industry concentration policy for the fund to align it with the revised name and investment policy of the fund in response to changes that are expected to be made to the Global Industry Classification Standard (GICS), a standardized industry classification system for equities developed jointly by MSCI and Standard & Poor’s (S&P), independent third-party research firms. This proposal requests approval only of the change to the fund’s industry concentration policy. The revised name and investment policy of the fund do not require shareholder approval.

GICS is a four-level taxonomy of sectors, industry groups, industries and sub-industries. MSCI and S&P periodically review and update the taxonomy to adapt and evolve with changes in the global equity markets.

MSCI and S&P recently announced changes to the GICS. Effective June 1, 2023, the information technology (IT) services sector will reclassify companies that provide business support services in the IT Services industry, including data processing and outsourced services, to other sectors. Once reclassified, the remaining investable universe in the “IT Services industry” will be narrower than the fund’s current mandate and would also be too small for the fund to be effectively managed. The modifications to the fund’s name, investment policy, and industry concentration policy are generally intended to maintain the fund’s existing investment strategy, which will now span multiple industries and sectors within the GICS system.

The fund’s current fundamental industry concentration policy states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the information technology industries.”

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund is seeking shareholder approval to change the concentration policy in order to align the policy with the fund’s new name and investment policy that will take effect on or about June 1, 2023.

The Board, including the Independent Trustees, has approved, and recommends that shareholders of the fund vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [information technology] enterprise technology services industries.” (proposed additional language is underlined, deleted language is [bracketed]).

Currently, the fund invests in companies that provide information technology (IT) services, which involve the development and maintenance of telephone, computer, or data networks for businesses and other organizations.

As approved by the fund’s Board of Trustees, effective on or about June 1, 2023, the fund will be renamed as an enterprise technology services fund, which involves changing the fund name to “Enterprise Technology Services Portfolio” and changing the fund’s investment policy to “invest at least 80% of its assets in securities of companies principally engaged in these activities.” Enterprise technology services involve the development and maintenance of data and payment processing services, internet infrastructure, IT consulting, and information management services for businesses and other organizations.

In addition, the fund’s supplemental benchmark will be changed from the MSCI U.S. IMI IT Services 25/50 Index to the MSCI U.S. IMI Enterprise Technology Services 25/50 Index, which is designed to neutralize the impact of the GICS changes and continue to reflect the fund’s current investment strategy. The fund will also continue to compare its performance to the S&P 500 Index, its primary benchmark.

These modifications to the fund will benefit existing shareholders by better reflecting how the IT Services industry has evolved over time, providing exposure to all of the interconnected parts of the information technology and enterprise services industry, such as information technology consulting, and information management services, providers of transaction and payment processing and related payment services, including payment service providers and gateways, providers of business support services relating to human capital, including payroll processing, and providers of commercial electronic data processing and/or business process outsourcing services such as back-office automation. In addition, the changes will better position the fund to continue to take advantage of opportunities across the broader business service industries and will help address concentration in the narrower “information technology” area.

If the proposal is approved by shareholders, the fund’s fundamental industry concentration policy will change to reflect the enterprise technology services industry name. If the proposal is not approved by shareholders, the fund will be constrained by the requirements of its current policy. This would limit the fund’s ability to fully align with its new mandate – enterprise technology services. It’s important to note that if the proposal to modify the

3

policy is not approved, the fund’s current concentration policy will put restrictions on the investment process and require substantial repositioning of fund holdings, resulting in additional costs to shareholders.

The changes to the fund’s name, investment policy, and supplemental benchmark are not subject to shareholder approval and will take effect on or about June 1, 2023, even if shareholders do not approve the change to the fund’s concentration policy.

For more information regarding changes to the fund’s investment policy that will take effect on or about June 1, 2023, please see the fund’s prospectus dated April 29, 2022, as supplemented.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about July 1, 2023, or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by shareholders, the existing concentration policy will remain in effect. Regardless of whether the proposal is approved by shareholders, the fund will be renamed and the investment policy updated effective on or about June 1, 2023, pursuant to the existing concentration policy.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Select Portfolios, in care of Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

4

Fidelity, Select Portfolios, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2023 FMR LLC. All rights reserved.

1.9909315.100	SELIT-PXS-0423

PO Box 28015 Albuquerque, NM 87125-8015

Individual SmartCard™

This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/MJQCCZG

on June 14 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY SELECT PORTFOLIOS: IT SERVICES PORTFOLIO

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Patricia L. Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MJQCCZG on June 14, 2023 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side of this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_33206_021423_I

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorney shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
A	Proposal	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To modify IT Services Portfolio’s fundamental concentration policy.	☐	☐	☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	FID2 33206	xxxxxxxx

PO Box 28015 Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com/fidelity Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

at the following Website:

meetnow.global/MJQCCZG

on June 14 at 8:00 a.m., Eastern Time.

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card.

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES

FIDELITY SELECT PORTFOLIOS: IT SERVICES PORTFOLIO

The undersigned, revoking previous proxies, hereby appoint(s) Robert A. Lawrence, Patricia L. Kampling, and William C. Coffey, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: meetnow.global/MJQCCZG on June 14, 2023 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side of this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_33206_021423_C

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorney shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:	X
A	Proposal THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To modify IT Services Portfolio’s fundamental concentration policy.

To Vote All For ☐	To Vote All Against ☐	To Vote All Abstain ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	FID1 33206	xxxxxxxx